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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): MAY 21, 2002



                          CAL DIVE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



   MINNESOTA                        0-22739                     95-3409686
  (State of                       (Commission                 (I.R.S. Employer
Incorporation)                      File No.)                Identification No.)


         400 N. SAM HOUSTON PARKWAY E.,
                    SUITE 400
                 HOUSTON, TEXAS                                   77060
    (Address of Principal Executive Offices)                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 618-0400



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ITEM 5.  OTHER EVENTS.

         On May 6, 2002, Cal Dive International, Inc., a Minnesota corporation (the "Company"), filed a Registration Statement (No. 333-87620) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"). The Registration Statement was declared effective by the Commission at 4:30 p.m., Eastern time, on May 21, 2002.

         On May 21, 2002, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Raymond James & Associates, Inc. and Simmons & Company International, as representatives of the several underwriters named therein (collectively, the "Underwriters"), for the sale by the Company of 3,444,560 shares of the Company's common stock, no par value ("Common Stock"). In addition, the Company has granted to the Underwriters an option to purchase up to 516,684 additional shares of Common Stock to cover over-allotments.

         A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         1.1   -    Underwriting Agreement dated May 21, 2002 among Cal Dive
International, Inc. and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Raymond James & Associates, Inc. and Simmons & Company International.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CAL DIVE INTERNATIONAL, INC.



Dated: May 21, 2002                      By: /s/ OWEN KRATZ
                                            ------------------------------------
                                         Name:  Owen Kratz
                                         Title: Chairman and
                                                Chief Executive Officer
















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                                INDEX TO EXHIBITS

       Number                     Exhibit
       ------                     -------

         1.1        Underwriting Agreement dated May 21, 2002 among Cal Dive
                    International, Inc. and Morgan Stanley & Co. Incorporated,
                    Salomon Smith Barney Inc., Raymond James & Associates, Inc.
                    and Simmons & Company International.























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